SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 24, 2004

MINORPLANET SYSTEMS USA, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	0-26140	51-0352879
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation or Organization)	Number)	Identification Number)

1155 Kas Drive, Suite 100, Richardson, Texas 75081
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (972) 301-2000

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events and Required FD Disclosure.

     Nasdaq Delisting Proceedings.

     On May 24, 2004, Minorplanet received a written determination notice from the Panel which amended the Panel’s May 6, 2004 written determination indicating that Minorplanet’s securities would remain conditionally listed on The NASDAQ SmallCap market subject to the following exceptions:

•	on or before May 28, 2004, Minorplanet must submit documentation to NASDAQ evidencing that a hearing before the Bankruptcy Court for the approval of the company’s Disclosure Statement was held; and

•	on or before June 30, 2004, Minorplanet must submit documentation to NASDAQ evidencing confirmation of Minorplanet’s plan of reorganization by the Bankruptcy Court and compliance with all requirements for continued listing on the NASDAQ SmallCap Market upon emergence from bankruptcy except for those deficiencies for which Minorplanet has been granted a “grace period” within which to regain compliance.

•	on or before August 9, 2004, the Company must evidence a market value of publicly held shares of at least $1,000,000 and, immediately thereafter, a market value of publicly held shares of at least $1,000,000 for a minimum of ten consecutive business days.

     A copy of a press release issued May 28, 2004 announcing the Nasdaq determination letter is attached hereto as Exhibit 99.1. A copy of the May 24, 2004 determination letter is attached hereto as Exhibit 99.2.

     The Company believes that it has complied with one of the conditions of continued listing as previously required by the Panel, having submitted documentation to the Panel evidencing that the hearing before the Bankruptcy Court for the approval of the Company’s Disclosure Statement was held on May 24, 2004.

     In the event Minorplanet cannot achieve compliance with the Panel’s exceptions, and Minorplanet’s securities are delisted from the NASDAQ SmallCap Market, such securities will not be immediately eligible to trade on the OTC Bulletin Board since Minorplanet is the subject of bankruptcy proceedings. Although the New Common Stock would not immediately eligible for quotation on the OTC Bulletin Board following a delisting, such stock may become eligible if a market maker makes application to register in and quote such stock in accordance with Securities and Exchange Commission Rule 15c2-11, and such application is cleared.

Item 7. Financial Statements and Exhibits

(c) Exhibits. The following exhibits are filed with this document:

Exhibit No.	Description
99.1	Press Release, dated May 28, 2004, announcing the Panel’s determination to permit the Company’s securities to remain conditionally listed on The Nasdaq SmallCap market subject to the several exceptions.

99.2	Determination Letter dated May 24, 2004 from the Panel indicating that the Company’s securities may remain conditionally listed on The Nasdaq SmallCap market subject to the several exceptions.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MINORPLANET SYSTEMS USA, INC.
/s/ J. Raymond Bilbao
J. Raymond Bilbao
Senior Vice President, General Counsel & Secretary

Date: June 7, 2004

Exhibit No.	Description
99.1	Press Release, dated May 28, 2004, announcing the Panel’s determination to permit the Company’s securities to remain conditionally listed on The Nasdaq SmallCap market subject to the several exceptions.

99.2	Determination Letter dated May 24, 2004 from the Panel indicating that the Company’s securities may remain conditionally listed on The Nasdaq SmallCap market subject to the several exceptions.